Exhibit 10.38

Ref. No. / _____________

Tenancy Agreement

An Agreement made the First day of November, 2007 between the Landlord and the Tenant as more particularly described in Schedule I.

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows :- :-

1.	The Tenant shall pay to the Landlord the Rent in advance on the first day each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.

2.	The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

3.	The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.

4.	The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants; terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.

5.	The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the premises.

6.	The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.

7.

The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant’s breach from the Security

Ref. No. / 編號 : ________________

Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.
租客須交予業主保証金(金額如附表一所列)作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後(以較遲者作準)三十天內無息退還該保証金予租客。但若租客拖欠根據此合約需要支付的租金及/或其他款項超過七天(無論有否以法律行動追討)或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將被終止；業主可從保証金內扣除因租客違約而令業主所受的損失，而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修該物業內各主要結構部分(包括主要的排污渠、喉管和電線)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10. The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅。

11. The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責繳此合約一式兩份的印花稅一半費用。

12. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any).
業主及租客雙方同意遵守附表二內的附加條款(如有的話)。

13. If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.
此合約內的英文文本與中文文本存有差異時，將以英文文本為準。

Received the Security Deposit of HK$ 81000 by the Landlord
業主收到租客所交的保証金
港幣 捌萬壹仟元正 :

For and on behalf of
SOET EMBROIDERY THREAD LIMITED

Authorized Signature(s)

Received ________ key(s) of the Premises by the Tenant
租客接收業主所交屬該物業的鎖匙
共________條 :

Confirmed and Accepted all the terms and conditions contained herein by the Landlord :
業主確認及接受這合約內所有條款的約束 :

For and on behalf of
SOET EMBROIDERY THREAD LIMITED

Signature(s)

HKID / B.R. No. ( )
香港身份証 / ( )
商業登記証號碼

Confirmed and Accepted all the terms and conditions contained herein by the Tenant :
租客確認及接受這合約內所有條款的約束

For and on behalf of
ANDA NETWORKS (HONG KONG) LIMITED
安達網絡(香港)有限公司

Authorized Signature(s)

HKID / B.R. No. ( )
香港身份証 / ( )
商業登記証號碼 38611609

Ref. No. / :_____________

Schedule I

The Premises	:	UNIT 6 ON 10TH FLOOR ENTERPRISE SQUARE THREE
NO. 39 WANG CHIU ROAD KOWLOON

The Landlord	:	SOET EMBROIDERY THREAD LIMITED
Whose address / registered office is situate at

Telephone No./	:

The Tenant	:	ANDA NETWORKS ( HONG KONG) LIMITED
Whose address / registered office is situate at

Term	:	From 01/12/2007 to 30/11/2009 (both days inclusive)

Rent	:	HK$40,500 per month

Security Deposit	:	HK$81,000

Schedule II

1. User

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for Commercial purpose only. [P.S - please select one item: e.g. residential / commercial / office / shop / industrial]

2. Miscellaneous Payment

a)	The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term:-

*(a) Management fee	: $5,548	(at current rate) (per month) (subject to revision from time to time)

*(b) Air-Conditioning Charges	: __________________	(at current rate) (per month) (subject to revision from time to time)

*(c) Government Rates	: $4,800	(subject to actual amount demanded by the Government
:

*(d) Government Rent	:$2,880	(subject to actual amount demanded by the Government
:

Ref. No. / :_____________

b)	The Landlord shall be responsible for the following payments in respect of the Premises during the Term:

:

[Intentionally Deleted]

* delete where inapplicable

3.	Rent Free Period

The Tenant shall be entitled to a rent free period from the 01/12/2007 to 14/12/2007 (both days inclusive) provided that the Tenant shall be responsible for the charges of Government Rent, Government Rates, management fees, water, electricity, gas, telephone and other outgoings payable in respect of Premises during such rent free period.

14 01/12/2007 14/12/2007,

4. Break Clause

[Intentionally Deleted]

5. Others

A.	01/12/2007

B.	01/12/2007

The parties acknowledge that this Tenancy Agreement is only a proposed proforma Tenancy Agreement provided by Midland Realty for the parties’ reference and that is should only be adopted by both parties after they have studied this proforma Tenancy Agreement thoroughly and have considered that it is applicable to their relevant tenancy transaction.